Pruco Life Insurance Company of New Jersey	Jordan K. Thomsen Vice President and Corporate Counsel Pruco Life Insurance Company of New Jersey 3 Gateway Center Newark, NJ 07102 (973) 802-4193 jordan.thomsen@prudential.com September 11, 2020
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re: Pruco Life Insurance Company of New Jersey (“Depositor”)
Pruco Life of New Jersey Variable Appreciable Account (“Registrant”) (File No. 811-03974)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semi-Annual Reports for the underlying funds for the period ending June 30, 2020 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
Advanced Series Trust ("AST")	811-05186
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Calvert Variable Products, Inc.	811-04000
Fidelity Variable Insurance Products Fund II	811-05511
Fidelity Variable Insurance Products Fund III	811-07205
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Hartford HLS Series Fund II, Inc.	811-04615
Hartford Series Fund, Inc.	811-08629
Janus Aspen Series	811-07736
M Fund, Inc.	811-09082
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
Northern Lights Variable Fund Trust	811-21853
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

 /s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR